UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

18191 Von Karman Avenue, Suite 300

Irvine, California 92612

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 15, 2009, United PanAm Financial Corp. (“UPFC”) adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables the Company to repurchase shares of its common stock at times when it might otherwise be prohibited from doing so under insider trading laws or because of the Company’s trading policy. The Company’s Rule 10b5-1 trading plan provides that a broker selected by the Company has the authority to repurchase shares of the Company’s common stock pursuant to the terms and limitations specified in the Rule 10b5-1 trading plan, including compliance with Rule 10b-18 under the Exchange Act. There can be no assurance that any shares of the Company’s common stock will be repurchased by the Company either through its Rule 10b5-1 trading plan or otherwise. The Company may terminate the Rule 10b5-1 trading plan at any time.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

Any statements set forth above that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act (“SLRA”) of 1995, including statements concerning the Company’s strategies, plans, objectives, intentions and projections. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “realize,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Such statements are subject to a variety of estimates, risks and uncertainties, known and unknown, which may cause the Company’s actual results to differ materially from those anticipated in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as UPFC’s access to liquidity sources; UPFC’s dependence on securitizations; the lack of a securitization market; UPFC’s need for substantial liquidity to run its business; loans UPFC made to credit-impaired borrowers; reliance on operational systems and controls and key employees; competitive pressures which UPFC faces; changes in the interest rate environment; general economic conditions; the effects of accounting changes; inability to manage consolidating operations; the filing and effective dates of Forms 25 and 15; a broker might not provide a market to allow for Pink Sheet quotations; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K, which filings are available from the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. UPFC undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp. (Registrant)

Dated: June 19, 2009	By:	/s/ James Vagim
	Name:	James Vagim
	Title:	Chief Executive Officer